                                                                     EXHIBIT 4.7

          COMMON STOCK                                 COMMON STOCK
        PAR VALUE $.10                                PAR VALUE $.10

   NUMBER                                                               SHARES
HU


       INCORPORATED UNDER THE                            CUSIP 947071 10 6
    LAWS OF THE STATE OF DELAWARE      SEE REVERSE FOR CERTAIN DEFINITIONS




                           WEATHERFORD ENTERRA, INC.

    THIS CERTIFIES THAT





    is the owner of

             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

    Weatherford Enterra, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent) as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated

                                     [SEAL]


                                                        H. SUZANNE THOMAS
          President                                                    Secretary




    Courtesigned and Registered:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
                               Transfer Agent
                               and Registrant

   By

                                                            Authorized Signature


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                           WEATHERFORD ENTERRA, INC.

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

        Keep this certificate in a safe place. If it is lost, stolen or destroyed the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

            TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- .......... Custodian ..........
            TEN ENT -- as tenants by the entireties                             (Cust)               (Minor)
            JT TEN --  as joint tenants with right of                           under Uniform Gifts to Minors
                       survivorship and not as tenants                          Act........................
                       in common                                                          (State)

            Additional abbreviations may also be used though not in the above list.


   For Value Received, the undersigned hereby sells, assigns and transfers unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
         _________________________________________

         |                                       |
         _________________________________________


         _______________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                                CODE, OF ASSIGNEE)

         _______________________________________________________________________

         _______________________________________________________________________

         ________________________________________________________________ Shares

         of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint

         _____________________________________________________________ Attorney

         to transfer the said same on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________________________________________



               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER